UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):  August 14, 2006

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-31711	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:	(214) 623-8446

Former name or address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On August 14, 2006, Home Solutions of America, Inc. issued a press release reporting earnings for the second quarter of 2006.  A copy of the August 14th press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01.              Financial Statements and Exhibits.

(D)          Exhibits

99.1         Press Release dated August 14, 2006

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date: August 14, 2006	By: /s/ Jeffrey M. Mattich
Name: Jeffrey M. Mattich
Title: Chief Financial Officer

Exhibit Index

99.1         Press Release dated August 14, 2006.

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